SEI TAX EXEMPT TRUST

Institutional Tax Free Fund

Supplement Dated May 7, 2008
to the Class A Shares Prospectus Dated December 31, 2007

This Supplement provides new and additional information beyond that contained in Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Eligible Investors of the Institutional Tax Free Fund

The Prospectus is hereby amended and supplemented to reflect the following change in eligible investors of the Institutional Tax Free Fund. Accordingly, the following section is hereby inserted before the section entitled "Municipal Securities" on page 1:

ELIGIBLE INVESTORS

Eligible investors in Class A Shares of the Fund are principally institutional investors, including, without limitation, defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, financial institutions trading through omnibus accounts, public plans and Taft-Hartley plans (collectively, Eligible Investors). The Fund reserves the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor either through an account with the Fund or through an omnibus account with a financial institution, including those affiliated with the Fund's adviser, are subject to involuntary redemption by the Fund. More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

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In addition, the paragraph under the section entitled "Purchasing and Selling Fund Shares" on page 6 is hereby deleted and replaced with the following:

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund. The Fund offers Class A Shares only to Eligible Investors (as that term is defined on page 1). For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

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Furthermore, the second paragraph in the sub-section entitled "How to Purchase Fund Shares" under the section entitled "Purchasing and Selling Fund Shares" on page 6 is hereby deleted and replaced with the following:

Eligible Investors (as defined above) may purchase shares by placing orders with the Fund's transfer agent (the Transfer Agent) or its authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the same day the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-506 (05/08)